SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[_]      Confidential for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2) )
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material under Rule 14a-12

                              ORYX TECHNOLOGY CORP.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required

[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[_]      Fee paid previously with preliminary materials:

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[_]      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                              ORYX TECHNOLOGY CORP.
                       4340 Almaden Expressway, Suite 220
                           San Jose, California 95118

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of stockholders of Oryx Technology Corp., a Delaware corporation, will be held at the offices of Manatt, Phelps & Phillips, LLP, 1001 Page Mill Road, Building 2, Palo Alto, California 94304 at 10:00 a.m. on Monday, October 21, 2002, for the following purposes:

         Proposal 1: To elect seven directors for terms expiring at the 2003 Annual Meeting of Stockholders;

         Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the auditors of our financial statements for the fiscal year ending February 28, 2003;

and to transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The close of business on August 30, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

         All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if such stockholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Andrew Intrater
                                             Andrew Intrater, Secretary

Dated:  September 5, 2002

                              ORYX TECHNOLOGY CORP.
                       4340 Almaden Expressway, Suite 220
                           San Jose, California 95118

                                 PROXY STATEMENT
                                     For the
                         Annual Meeting of Stockholders
                         To be Held on October 21, 2002

                   ------------------------------------------

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

         This proxy statement contains information about Oryx Technology Corp.'s annual meeting of stockholders to be held on October 21, 2002, or at any adjournments thereof, for the purposes set forth herein and in the foregoing notice. This proxy statement and the accompanying proxy are being mailed to our stockholders on or about September 19, 2002.

Who can vote at the annual meeting?

         At the close of business on August 30, 2002, the record date fixed by our board of directors of for determining those stockholders entitled to vote at the annual meeting, outstanding shares entitled to vote consisted of 1,832,834 shares of common stock and 3,750 shares of Series A preferred stock.

How many votes do I have?

         Each stockholder of record at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders at the annual meeting.

What constitutes a quorum?

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares entitled to vote represented in person or by proxy at the annual meeting. Under applicable Delaware state law, if a quorum exists, action on a matter other than the election of directors is approved if a majority of shares voting at the annual meeting in person or proxy favor the proposed action. If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Abstentions and "broker non-votes" are counted as shares eligible to vote at the annual meeting in determining whether a quorum is present, but do not represent votes cast with respect to any proposal voted on at the annual meeting. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

How do I vote by proxy?

         A form of proxy is enclosed for your use at the annual meeting. Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote at the annual meeting. When such proxy is properly executed and returned, the shares it represents will be voted at the annual meeting, in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to exercise, will be voted for the election of the nominees for directors named herein, unless authority to vote is withheld, and in favor of all other proposals stated in the notice of annual meeting and described in this proxy statement.

May I change my vote after I return the proxy card?

         A proxy may be revoked by a stockholder at any time prior to the exercise thereof, and any stockholder present at the annual meeting, may revoke his proxy and vote in person if he or she so desires. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the annual meeting or by filing with the Corporate Secretary of Oryx at our headquarters a written revocation or duly executed proxy bearing a later date. However, no such revocation will be effective until written notice of the revocation is received by us at or prior to the annual meeting.

Who will pay the costs of solicitation of proxies?

         The accompanying proxy is solicited by and on behalf of our board of directors, and the entire cost of such solicitation will be borne by us. In addition to the use of the mails, proxies may be solicited by our directors, officers and employees, by personal interview, telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

Will there be any other matters considered at the annual meeting?

         The annual meeting is called for the specific purposes set forth in the notice of annual meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the annual meeting. At the date of this proxy statement the only matters which management intends to present, or is informed or expects that others will present for action at the annual meeting, are those matters specifically referred to in such notice. As to any matters which may come before the annual meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

What information about Oryx will be provided to me in connection with the annual meeting?

         Our annual report to stockholders for the fiscal year ended February 28, 2002 is enclosed with this proxy statement.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Nominees for election to the Board of Directors

         Seven current members of our board of directors are to be elected at the annual meeting, each to hold office until the next annual meeting and until their successors are elected and qualified. The board of directors has nominated for election as directors the seven persons indicated in the following table. In the election of directors, the proxy holders intend, unless directed otherwise, to vote for the election of the nominees named below, all of whom are now members of the board of directors.

THE ORYX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Information about our directors and executive officers

         The following table gives certain information as to each person nominated for election as a director and our executive officers as of August 30, 2002:

         Name                     Age          Position

Philip J. Micciche                68           President, Chief Executive
                                               Officer and Director

Mitchel Underseth                 46           Chief Financial Officer
                                               and Director

Andrew Intrater                   40           Secretary, Treasurer and Director

Dr. John H. Abeles                57           Director

Jay M. Haft                       66           Director

Richard Hubbard                   42           Director

Doug McBurnie                     59           Director


PHILIP J. MICCICHE has served as Oryx' President and Chief Executive Officer and as a director of Oryx since April 25, 1997. From 1993 through 1995, Mr. Micciche was Chief Executive Officer of AXCIS Information Networks, a provider of sports information data. From 1990 through 1992,

Mr. Micciche was President of Dysan International/Magnetics L.P. and oversaw its initial public offering in Hong Kong in 1991. From 1983 through 1990, he held several executive management positions at Xidex Corp. In one of those positions, Mr. Micciche brought the division from a loss to a substantial profit in less than 15 months. From 1983 through 1985, Mr. Micciche was Senior Vice President Marketing at Xidex Magnetics, where sales increased $42 million in that two-year time period. Xidex merged with Dysan Corp. in 1985. Prior to 1983, Mr. Micciche held positions as Chief Executive Officer, Vice President Sales, Product Sales Manager and Chief Engineer for various companies. Mr. Micciche received his BSEE from Northeastern University in Boston.


MITCHEL UNDERSETH has served as Chief Financial Officer of Oryx since November 25, 1996, with additional responsibilities for human resources. In addition to his duties at Oryx, from October 2000 to March 2002, Mr. Underseth served as the Chief Financial Officer and interim CEO for Manage.Com, a privately held software supplier providing management software to large global 2000 companies and from September 1999 to October 2000 he was the Chief Financial Officer for Aptix Corporation, a privately held electronic design automation company providing software and hardware. Mr. Underseth was elected as a director of Oryx in October 1997. From August 1992 through November 1996, Mr. Underseth was Chief Financial Officer of Triptych CD/San Joaquin Packaging in Stockton, California. From March 1990 through April 1992, Mr. Underseth was Chief Financial Officer of Dysan International/Magnetic L.P., a spin-off of Xidex's Flexible Disk Group. From September 1986 through March 1990, Mr. Underseth was Vice President-Finance of Xidex Flexible Disk Group and Rigid Oxide Group in Santa Clara, California. Mr. Underseth received his M.B.A. from the University of Washington in Seattle and his B.S. in Business from Lewis and Clark College in Portland, Oregon.

ANDREW INTRATER has been a director, Secretary and Treasurer of Oryx since its organization in July 1993. He was employed in various executive capacities with Oryx from July 1993 until March 1998, when he resigned following the sale of Oryx' majority ownership position in Oryx Instruments & Materials Corporation, since renamed as Oryx Instruments Corporation. Mr. Intrater is currently the Chairman of the Board of Oryx Instruments Corporation. Mr. Intrater previously held various executive positions with ATI, the predecessor corporation to Oryx. From September 1988 until May 1993, he served as President of ATI and was a director since 1983. Mr. Intrater received his B.S. in Chemical Engineering from Rutgers University and a M.S. in Materials Science from Columbia University.

JOHN H. ABELES, M.D., has been a director of Oryx since its organization in July 1993 and served as Chairman of its board of directors from October 1993 until April 1997. Since March 1992, Dr. Abeles has been a General Partner of Northlea Partners Ltd., a private investment partnership headquartered in Boca Raton, Florida. Since 1980, Dr. Abeles has also been President of MedVest, Inc., a business and financial consulting firm. Dr. Abeles serves on the board of directors of I-Flow Corporation, a publicly traded company that manufactures infusion devices, DUSA Pharmaceuticals, Inc., a publicly traded company, which is developing photodynamic therapy products, Encore Medical Corporation, which is an orthopedic implant, concern and Molecular Diagnostics, Inc. f.k.a. Ampersand Medical Inc., which is researching medical diagnostic equipment. Dr Abeles received his Medical degree and a degree in Pharmacology from the University of Birmingham, England, in 1970.

JAY M. HAFT has been a director of Oryx since February 1995. He is a strategic and financial consultant for growth stage companies. He is active in international corporate finance, mergers and acquisitions, and in the representation of emerging growth companies. Mr. Haft has been Managing General Partner of GenAm "1" Venture Fund, an international venture capital fund and a director of numerous public and private corporations, including Robotic Vision Systems, Inc. (RVSI), Encore Medical Corporation, DUSA Pharmaceuticals, Inc. He is of counsel to Reed Smith LLP in New York and previously a senior partner of Parker Duryee Rosoff & Haft in New York. He is a former member of the Florida
Commission of Government Accountability to the People and a former National Trustee and Treasurer of the Miami City Ballet, and is currently a director of Florida International University and a member of the Advisory Board of the Wolfsonian Museum and the FIU Law School.

RICHARD HUBBARD has been a director of Oryx since October 1997. Since September 1996 Mr. Hubbard has been a director and an analyst with the VMR High Octane Fund at Value Management & Research GmbH. The High Octane Fund invests in small to mid-cap companies worldwide. Since 1991, Mr. Hubbard has been a founding member of Namco, an African marine diamond mining and exploration company. He was a director at Acomex Ltd. where he was involved in the launch of Video Plus, a video coding and recording system, in the United Kingdom market. Mr. Hubbard was a founding partner in Connolly and Hubbard Trading, a trading company specializing in foreign exchange and commodities.

DOUG MCBURNIE has been a director of Oryx since July 1997. Mr. McBurnie is retired. From September 1997 to December 1998, he was Senior Vice President, in the Computer, Consumer & Network Products Group, of VLSI Technology. In that position he was responsible for VLSI's businesses in Advanced Computing, ASIC's, Consumer Digital Entertainment and Local/Wide Area Networking. Prior to joining VLSI, Mr. McBurnie was with National Semiconductor from May 1994 to September 1997 where he was senior vice president and general manager of their Communications and Consumer Group. Previously, he was vice president and general manager of National's Local Area Network Division. Under his leadership, National became the recognized leader in networking circuits, one of the top telecom IC suppliers, and made a strong push into consumer entertainment markets. Prior to joining National Semiconductor, Mr. McBurnie held key executive positions at a number of Silicon Valley companies, including Xidex Corporation, Precision Monolithics and Fairchild Semiconductor. Mr. McBurnie holds a Bachelor of Arts degree in business administration from Baldwin Wallace College in Berea, Ohio.

         All directors are elected annually by our stockholders and serve until their respective successors are duly elected and qualified. There is no family relationship between any director or officer of Oryx.

The Board, Committees and Meetings

Board of Directors

         During the fiscal year ending February 28, 2002, there were eight meetings of the board of directors. Each board member attended 88% or more of the aggregate of the meetings of our board of directors and the meetings of all committees of the board of directors on which he served, except for Richard Hubbard and Thomas Guzek who attended 75% of such meetings.

Compensation Committee

         The compensation committee was established on March 28, 1995. The members of the compensation committee are Dr. John H. Abeles, Jay M. Haft and Richard Hubbard, none of whom is an employee of Oryx. The compensation committee makes recommendations with respect to compensation of senior officers and granting of stock options and stock awards. The compensation committee met once during the fiscal year ended February 28, 2002.

Audit Committee

                  The audit committee was established on March 28, 1995. The audit committee is composed of three members and operates under a written charter adopted by the board of directors. The responsibilities of the audit committee are contained in the Audit Committee Report. The audit committee during fiscal year 2002 consisted of Andrew Intrater, Jay M. Haft and Doug McBurnie. Messrs. Intrater, Haft and McBurnie are "independent," as defined by Oryx policy and the National Association of Securities Dealers, Inc. listing standards. The audit committee met once every quarter during fiscal year 2002.

Audit Committee Report

         The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

         The audit committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Oryx.

         The audit committee charter adopted by the board sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         Pursuant to the charter, the audit committee has the following responsibilities:

o   To monitor the preparation of quarterly and annual financial reports;

o To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

o To review the general scope of the annual audit and the fees charged by the independent auditors.

         In discharging its oversight responsibility the audit committee has met and held discussions with management and PricewaterhouseCoopers LLP, the independent auditors for Oryx. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented.

         The audit committee also obtained from PricewaterhouseCoopers LLP a formal written statement describing all relationships between Oryx and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with PricewaterhouseCoopers LLP any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the independence of PricewaterhouseCoopers LLP.

         Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2002 for filing with the Securities and Exchange Commission.

Respectfully  submitted  by the members of the audit  committee  of the Board of
Directors:

                                 AUDIT COMMITTEE

                                 Andrew Intrater
                                   John Abeles
                                  Doug McBurnie

Dated:  August 30, 2002

Nominating Committee

         There is no nominating committee of the board of directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Oryx. Officers, directors and greater than 10% stockholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports and amendments thereto furnished to us and written representations from the reporting persons that no other reports were required during the fiscal year ended February 28, 2002, we believe that all Section 16(a) filing requirements applicable to the officers, directors and greater than 10% beneficial owners of Oryx were complied with during the fiscal year ended February 28, 2002.

Compensation of Non-Employee Directors

         Each member of the board of directors who is not an employee of Oryx is compensated for his services as a director as follows: $750.00 for each board meeting attended in person, and $250.00 for each board meeting attended by telephone. In addition, we grant each non-employee member of the board of directors stock options as described below.

         At our 1995 annual stockholders' meeting, our stockholders approved the establishment of the 1995 directors non-qualified stock option plan, or the 1995 directors plan, providing for grants to our non-employee directors, or outside directors, in order to attract and retain outside directors who possess a high degree of competence, experience, leadership and motivation.

         A total of 22,500 shares of common stock have been reserved for issuance upon exercise of non-qualified options under the 1995 directors plan. The 1995 directors plan is administered by the compensation committee of the board of directors. Under the 1995 directors plan, outside directors received options to purchase 4,500 shares of common stock, effective as of February 6, 1995. Each outside director who joins the board of directors subsequent to the approval of the 1995 directors plan will initially receive options to purchase 4,500 shares of common stock, effective as of the date he or she is appointed or elected to the board of directors. Each outside director will also receive options to purchase 1,500 shares of common stock at such time as his or her initial grants are fully vested. All options granted under the 1995 directors plan vest in three equal annual installments on the first, second and third anniversaries of the date of the grant, provided that the outside director continues to serve on the board of directors as of such dates.

         At our 1996 annual stockholders' meeting, our stockholders approved the 1996 directors non-qualified stock option plan, or the 1996 directors plan, providing for grants to our outside directors in order to attract and retain outside directors who possess a high degree of competence, experience, leadership and motivation.

         A total of 25,000 shares of common stock have been reserved for issuance upon exercise of non-qualified options under the 1996 directors plan. The 1996 directors plan is administered by the compensation committee of the board of directors. Under the 1996 directors plan, outside directors received options to purchase 3,000 shares of common stock, effective as of April 1, 1996. Each outside director who joins the board of directors subsequent to the approval of the 1996 directors plan will initially receive options to purchase 3,000 shares of common stock, effective as of the date he or she is appointed or elected to the board of directors. 1,000 of the option shares granted under the 1996 directors plan vest on the date of grant and the balance vest in equal annual installments on the first and second anniversaries of the date of grant, provided that the outside director continues to serve on the board of directors as of such dates.

         The exercise price of the options granted under the 1995 and 1996 directors plans will equal the fair market value of our common stock on the date of grant. The options are not transferable except upon the death of the optionee. In the event of an optionee's disability, all options granted will immediately vest, and in the event of an optionee's death, all options will similarly vest but expire one year thereafter. In the event an optionee voluntarily resigns from the board of directors or ceases to serve as a board member, options that are vested through the date of such resignation or cessation may be exercised for a period of three months thereafter. Each of the 1995 and 1996 directors plans provide, respectively, that such plan may not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder. The compensation committee has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option under the 1995 directors plan or the 1996 directors plan.

         On October 22, 2001, all directors, excluding directors and officers who are employees were each granted non-statutory options to purchase 6,000 shares of Common Stock at an exercise price of $3.95 under the Incentive and Non Qualified Stock Option Plan. These options will vest in three equal annual installments on the first, second and third anniversaries of the date of the grant, provided that the outside director continues to serve on our board of directors as of such dates.

                                   PROPOSAL 2:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The board of directors has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending February 28, 2003 and has further directed that management submit the selection of auditors for ratification by the stockholders at the annual meeting. The audit committee recommended the appointment of PricewaterhouseCoopers LLP to the Board. A predecessor of PricewaterhouseCoopers LLP was first appointed as our independent auditors in August, 1993.

Fees

         Audit Fees. The aggregate audit fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2002 and the reviews of the financial statements included in Oryx's Quarterly Reports on Forms 10-QSB for fiscal year 2002 totaled $72,400.

         Financial Information Systems Design and Implementation Fees. We did not incur fees relating to financial systems design and implementation for fiscal 2002.

         All Other Fees. The aggregate fees billed to Oryx for all other services rendered by PricewaterhouseCoopers LLP, which included tax planning and compliance for fiscal 2002, were $34,600.

         The audit committee of the board considered whether the non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

General

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in the best interests of Oryx and its stockholders.

         THE ORYX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of August 30, 2002:

o by each person who is known to us to be the owner of more than 5% of our common stock;

o   by each of our directors;

o   by each of our executive officers; and

o   by all directors and executive officers of Oryx as a group.

As of August 30, 2002, there were issued and outstanding 1,832,834 shares of our common stock.

                                               Number of Shares
   Name and Address of Beneficial Owner         of Common Stock              Percent of Class
   ------------------------------------        ----------------              ----------------
Philip Micciche                                      88,003         (1)             4.8%
4340 Almaden Expwy., Ste 220  San Jose, CA
95118

Mitchel Underseth                                    43,377         (2)             2.4%
4340 Almaden Expwy., Ste 220  San Jose, CA
95118

Andrew Intrater                                      67,249         (3)             3.7%
47341 Bayside Parkway
Fremont, CA  94538

Dr. John Abeles                                      60,433         (4)             3.3%
2365 Northwest 41st Street Boca Raton, FL
33431

Jay M. Haft                                          16,265         (5)                *
1001 Brickell Bay Drive, 9th Floor
Miami, Florida  33131

Richard Hubbard                                       6,500         (6)                *
130, Minories
London, EC3N 1NT U.K.

Doug McBurnie                                         6,500         (7)                *
18346 You Bet Road
Grass Valley CA  95945


                                               Number of Shares
   Name and Address of Beneficial Owner         of Common Stock              Percent of Class
   ------------------------------------        ----------------              ----------------
Thomas Guzek                                          5,000         (8)               *
16261 Berry View Court
Ballwin, Missouri  63011

Windstar Investments N.V.                           108,422         (9)             5.9%
200 East Broward Blvd.
Suite 1900
Fort Lauderdale, Florida 33302

VMR High Octane Fund                                144,306        (10)             7.9%
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man 1M991M

Crenshaw Investments                                128,200        (11)             7.0%
c/o Moore Stephens
L'Etoil Bloc C 31 Avenue
Princess Grace
MC98000 Monaco

All officers and directors                          293,050        (12)            16.0%
as a group (8 persons)

*   Represents less than 1% of the outstanding shares

(1) Represents shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(2) Represents shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(3) Includes 26,684 shares of common stock held by Mr. Intrater. Also includes 40,565 shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(4) Includes 35,942 shares of common stock held by Northlea Partners Ltd. of which Dr. Abeles is the General Partner, and 3,500 shares issuable upon conversion of the Series A Preferred Stock also held by Northlea Partners. Also includes 4,713 shares of common stock issuable upon exercise of warrants held by Northlea Partners. Includes 2,278 shares of common stock issuable upon exercise of certain private placement warrants, held by Northlea Partners. Also includes 12,000 shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(5) Includes 12,000 shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter. Also includes 2,265 shares of common stock issuable upon conversion of warrants.

(6) Represents shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(7) Represents shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(8) Represents shares subject to stock options exercisable as of August 30, 2002 or within 60 days thereafter.

(9) Includes 50,755 shares of common stock issuable upon conversion of warrants.

(10) Includes 11,393 shares of common stock issuable upon exercise of certain private placement warrants.

(11) Includes 24,304 shares of common stock issuable upon exercise of certain private placement warrants.

(12) Includes an aggregate of 230,701 shares issuable upon exercise of warrants and stock options and conversion of Preferred Stock, included pursuant to notes
(1)-(11).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July, 1998, we extended an unsecured loan in the aggregate principal amount of $35,000 to Mitchel Underseth, Chief Financial Officer and a director of the Oryx to the terms of a promissory note. The note bears interest of 7.0% per annum and is payable in full on the earlier of November 15, 2002 or thirty days after Mr. Underseth's full-time employment with Oryx is terminated. Principal and interest under the note are payable in full on such maturity date. As of August 30, 2002, there was outstanding principal and interest of $1,134 under the note.

         We are paying legal costs incurred by Philip Micciche, its Chief Executive Officer, and Mitchel Underseth, its Chief Financial Officer, in connection with Comdisco, Inc. v. Micciche, Underseth, et al filed in Santa Clara County Superior Court, in which Messrs. Micciche and Underseth have been named, individually, as defendants. At our request, Messrs. Micciche and Underseth were named as advisors to DAS Devices, Inc. prior to its acquisition by Applied Magnetics in order to attempt to maximize our equity investment in DAS Devices. Messrs. Micciche and Underseth were named as defendants in a lawsuit brought by Comdisco, Inc. in connection with alleged defaults under a leasing agreement between Comdisco and DAS Devices. As of August 30, 2002, we had paid an aggregate of $68,420 in legal expenses in connection with this matter. In May 2002, we received $47,000 from our insurance carrier, as reimbursement of our legal expenses related to this matter.

         Through Oryx Ventures, we have invested a total of $1,605,000 in Preferred Stock of S2 Technologies from July 2000 through February 2002. In March 2002, we invested and additional $938,000 in Series B Preferred Stock issued by S2 Technologies. Mark Underseth, Chief Executive Officer of S2 Technologies, is the brother of Mitchel Underseth, Chief Financial Officer of Oryx. Mitchel Underseth did not participate in Oryx's due diligence or negotiation with respect to Oryx's investments in S2 Technologies and abstained from voting or discussion when the Oryx Board of Directors considered this matter.

         In addition, Messrs. Micciche and Underseth provide certain management services to S2 Technologies in exchange for cash and warrants to purchase common stock in S2 Technologies. In July 2000, S2 Technologies issued to Oryx warrants to purchase 700,000 shares of common stock for $0.001 per share, of which 525,000 are vested as of August 30, 2002. On May 31, 2002 Oryx exercised the warrant to purchase 466,666 shares of S2 Technologies common stock. We have recorded $26,000 of revenue during fiscal 2002 related to the cash portion of the services provided, but have not recorded any amounts related to the warrants, as the recoverability of the amount is not considered probable for revenue recognition purposes.


                             EXECUTIVE COMPENSATION


Cash Compensation

The following table sets forth the total compensation earned by the chief executive officer and the other executive officers of Oryx whose total salary and compensation exceeded $100,000 for services rendered in all capacities for the year ended February 28, 2002 and for the years ended February 28, 2001 and February 29, 2000.


                                        Summary Compensation Table

     Name and                Fiscal                                        Other Annual       All Other
Principal Position            Year             Salary       Bonus          Compensation     Compensation
------------------           ------           --------      -----          ------------     ------------
Philip Micciche,              2002            $176,000        -              $7,142 (1)           -
President & Chief             2001            $176,000        -              $6,228 (1)           -
Executive Officer             2000            $160,000        -              $3,817 (1)           -

Mitchel Underseth             2002            $ 90,500        -              $   -                -
Chief Financial               2001            $ 90,500        -              $   -                -
Officer                       2000            $135,750        -              $8,765 (2)           -

(1) All other annual compensation consists of a vehicle allowance provided to Mr. Micciche.

(2) Consisting of $1,800 in payments to Mr. Underseth in lieu of health benefits supplied by Oryx and $6,965 for payment in lieu of accrued vacation time.

The following table sets forth as to the chief executive officer and each of the executive officers named under the Summary Compensation Table, certain information with respect to options to purchase shares of common stock of Oryx as of and for the year ended February 28, 2002. We did not grant any options to executive officers for the fiscal year ended February 28, 2002.

                                             Year and Fiscal Year-End Option SAR/Values

                                                                               Number of          Value of unexercised
                                                                              unexercised             in-the-money
                                                                             Options/SARS at          Options/SARS
                              Shares Acquired                                  FY-end (#)             at FY-end ($)
                                     on                  Value                exercisable/            exercisable/
      Name                      Exercise (#)           Realized ($)           unexercisable          unexercisable(1)
-----------------             ---------------          ------------          ---------------      --------------------
Philip Micciche                      -                     -                  87,003/1,000                0/0
Mitchel Underseth                    -                     -                  39,652/7,351                0/0

--------------------------------------------------------------------------------------------------------------------

(1) Calculated on the basis of the closing price of $3.70 per share on February 28, 2002 minus the exercise price.


Employment Agreements

         We entered into an employment agreement dated as of April, 2002 with Mr. Philip Micciche, Chief Executive Officer, terminable by either party, providing for annual compensation of $200,004 to Mr. Micciche from March 1, 2002 through February 28, 2004. Bonuses or incentive compensation and additional stock option grants may be paid or granted in the sole discretion of the board of directors. In the event Mr. Micciche is terminated without cause by us, he will receive all compensation and benefits for the remaining term of the employment agreement.

         We entered into an employment agreement dated as of November 1, 1996 with Mr. Mitchel Underseth, Chief Financial Officer, terminable immediately by either party, providing for annual compensation of $120,000, with increases in salary based upon the recommendation of the compensation committee. In the event Mr. Underseth is terminated without cause by us, he will receive his annual compensation for six months. During most of fiscal 2001 and 2002, Mr. Underseth was a part-time employee with us, and his compensation was proportionately adjusted to reflect hours worked. Effective March 1, 2002, Mr. Underseth returned as a full-time employee with us.

         Pursuant to the Amended and Restated Operating Agreement for Oryx Ventures, LLC, Phillip Micciche, Mitchel Underseth and Luis Borge are entitled to receive an aggregate of 20% of any distributions made by Oryx Ventures.

We currently offer basic health and major medical insurance to our employees. We have adopted a non-contributory 401(k) plan for our employees who wish to participate on a voluntary basis, but no retirement, pension or similar program has been adopted by us.


                                  OTHER MATTERS

Information About Stockholder Proposals

         If you wish to submit a proposal for consideration at our 2003 Annual Meeting, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, we must receive your proposals no later than May 8, 2003.

Other Business

         The board of directors does not intend to bring any other business before the meeting and, to the knowledge of the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

Annual Report

         Together with this proxy statement, we have distributed to each of our stockholders our Annual Report on Form 10-KSB for the year ended February 28, 2002, which includes the consolidated financial statements of Oryx and its subsidiaries. If you did not receive the annual report, we will send it to you without charge.

         The Annual Report on Form 10-KSB includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:

                               Corporate Secretary
                           Oryx Technology Corporation
                       4340 Almaden Expressway, Suite 220
                           San Jose, California 95118

         In addition, the Securities and Exchange Commission maintains an internet site at http://www/sec.gov that contains information filed with them.

         You should rely only on the information contained in this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated September 5, 2002. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Andrew Intrater
                                              ---------------------------
                                              Andrew Intrater, Secretary

Dated: September 5, 2002
San Jose, California

                                                                      APPENDIX A

                             Audit Committee Charter

MISSION STATEMENT

The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

The audit committee shall have at least three members, who are directors of the corporation. The composition of the committee shall, at all times, comply with applicable SEC and NASD requirements.

ROLES AND RESPONSIBILITIES

Internal Control

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities

o Focus on the extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown

o Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management

o Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

Financial Reporting
General

o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements

o Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks

Annual Financial Statements

o Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles

o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures

o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies

o Meet with management and the external auditors to review the financial statements and the results of the audit

o Consider management's handling of proposed audit adjustments identified by the external auditors

o Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations

o Ensure that the external auditors communicate certain required matters to the committee

Interim Financial Statements

o Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis

o Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee)

o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

         * Actual financial results for the quarter or interim period varied significantly from budgeted or projected results

         * Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices

         * Generally accepted accounting principles have been consistently applied

         * There are any actual or proposed changes in accounting or financial reporting practices There are any significant or unusual events or transactions

         * The company's financial and operating controls are functioning effectively

         * The company has complied with the terms of loan agreements or security indentures

         * The interim financial statements contain adequate and appropriate disclosures

o Ensure that the external auditors communicate certain required matters to the committee

Compliance with Laws and Regulations

o Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

o Periodically obtain updates from management, general counsel, and tax director regarding compliance o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements

o Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission

Compliance with Code of Conduct

o Ensure that a code of conduct is formalized in writing and that all employees are aware of it

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices

o        Review the program for monitoring compliance with the code of conduct

o        Periodically   obtain  updates  from  management  and  general  counsel
         regarding compliance

External Audit

o        Review the external auditors' proposed audit scope and approach

o Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors

o Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards

Other Responsibilities

o Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately

o Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis

o Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements

o        Review the policies and procedures in effect for considering  officers'
         expenses   and   perquisites

o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

o        Perform other oversight functions as requested by the full board

o Review and update the charter; receive approval of changes from the board

REPORTING RESPONSIBILITIES

o Regularly update the board of directors about committee activities and make appropriate recommendations

                                                                      APPENDIX B

                              ORYX TECHNOLOGY CORP.
                       4340 Almaden Expressway, Suite 220
                           San Jose, California 95118

                                      PROXY

The undersigned hereby constitutes and appoints Philip J. Micciche as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock and preferred stock of Oryx Technology Corp. held of record by the undersigned on August 30, 2002 at the annual meeting of stockholders to be held on October 21, 2002, or any adjournment thereof.

1.     Election of Directors
       FOR all nominees listed below                WITHHOLD AUTHORITY to vote
       (except as marked to the                     for all such nominees listed
       contrary)                                    below
                        [  ]                            [  ]
                 Philip J. Micciche
                 Mitchel Underseth
                 Andrew Intrater
                 John H. Abeles
                 Jay M. Haft
                 Richard Hubbard
                 Doug McBurnie

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To ratify the appointment of PricewaterhouseCoopers LLP as auditors of the Company's financial statements for the fiscal year ending February 28, 2003;

            [  ] FOR               [  ] AGAINST              [  ] ABSTAIN

3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy is solicited on behalf of the board of directors of ORYX TECHNOLOGY CORP. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2.

The undersigned stockholder hereby acknowledges receipt of the notice of annual meeting and proxy statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the annual meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                               -----------------------------
                                               Signature

                                               -----------------------------
                                               Signature If Held Jointly

                                               -----------------------------
                                               (Please Print Name)

                                               -----------------------------
                                               Number of Shares Subject to Proxy

Dated: ____________, 2002